EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
                             DATED SEPTEMBER 1, 2004


         On page 1-3 of the Fund's SAI the section entitled "OTHER SECURITIES AND PRACTICES" is amended to include the following:

Currency Cross-hedge (applicable to Strategic Income Fund)
Currency Proxy-hedge (applicable to Strategic Income Fund)
TBA Mortgage Securities (applicable to Strategic Income Fund)
Creating a Net Long Position Versus a Foreign Currency (applicable to Strategic
  Income Fund)

          On page 1-13 of the Fund's SAI under "PERFORMANCE" the 10-year return for Class I shares is changed from 6.43% to 6.36%.


December 9, 2004                                                  572174 (12/04)